Exhibit 99.2

Easterly
Government Properties Inc.

Supplemental Information Package

Fourth Quarter 2017

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2017, to be filed with the Securities and Exchange Commission on or about March 1, 2018 and the factors included under the heading “Risk Factors” in our other public filings.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2017 that will be released on Form 10-K to be filed on or about March 1, 2018.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP. Fully diluted basis does not include outstanding LTIP units in the Company’s operating partnership that are subject to performance criteria that have not yet been met.

Funds From Operations (FFO) is defined by NAREIT as net income (loss), calculated in accordance with GAAP, excluding gains or losses from sales of property and impairment losses on depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation. By excluding income and expense items such as straight-line rent, above-/below-market leases, non-cash interest expense, non-cash compensation and other non-cash items including amortization of lease inducements from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

Supplemental Definitions

Net Operating Income (NOI) is calculated as net income plus depreciation and amortization, acquisition costs, corporate general and administrative costs and interest expense. Cash NOI excludes from NOI straight-line rent and amortization of above-/below market leases. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

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Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2101 L Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 650		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20037	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie	Michael Ibe
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	James Mead
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	William Trimble III
Emil Henry Jr.

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	SunTrust Robinson Humphrey
Jonathan Petersen	Michael R. Lewis
212-284-1705	212-319-5659

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

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Executive Summary (In thousands, except share amounts)

Price of Common Shares	Three months ended December 31, 2017		Earnings	Three months ended December 31, 2017	Three months ended December 31, 2016(4)
High closing price during period	$22.09		Net income available to Easterly Government Properties, Inc.	$1,287	$1,300
Low closing price during period	$19.82		Net income available to Easterly Government Properties, Inc.
End of period closing price	$21.34		per share:
			Basic	$0.03	$0.04
Outstanding Classes of Stock and			Diluted	$0.03	$0.03
Partnership Units - Fully Diluted Basis	At December 31, 2017
Common shares	44,769,128		Net income	$1,528	$1,654
Unvested restricted shares	17,912		Net income, per share - fully diluted basis	$0.03	$0.04
Common partnership units outstanding	8,268,084
Total - fully diluted basis	53,055,124		Funds From Operations ("FFO")	$16,620	$13,932
			FFO, per share - fully diluted basis	$0.32	$0.31

Market Capitalization	At December 31, 2017		Funds From Operations, as Adjusted	$14,343	$13,342
Total equity market capitalization - fully diluted basis	$1,132,196		FFO, as Adjusted, per share - fully diluted basis	$0.27	$0.30
Consolidated debt(1)	579,655
Cash and cash equivalents	(12,682)		Cash Available for Distribution	$12,077	$11,681
Total enterprise value	$1,699,169

			Liquidity		At December 31, 2017
Ratios	At December 31, 2017		Cash and cash equivalents		$12,682
Net debt to total enterprise value	33.4%
Net debt to annualized quarterly EBITDA	6.5	x	Unsecured revolving credit facility
Cash interest coverage ratio	4.2	x	Total current facility size (2)		$400,000
Cash fixed charge coverage ratio	3.7	x	Less: outstanding balance		(99,750)
Pro forma net debt to annualized quarterly EBITDA(3)	6.4	x	Available under unsecured revolving credit facility		$300,250

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total facility size of not more than $650  million.

(3)Pro-forma assuming a full quarter of operations from VA - South Bend.

(4)In the fourth quarter of 2017, the Company revised the prior period depreciation and amortization expense amount. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017, for a detailed discussion of the revision.

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Balance Sheets (Unaudited, in thousands, except share amounts)

	December 31, 2017	December 31, 2016(1)
Assets
Real estate properties, net	$1,230,162	$901,422
Cash and cash equivalents	12,682	4,845
Restricted cash	3,519	1,646
Deposits on acquisitions	750	1,750
Rents receivable	12,751	8,544
Accounts receivable	9,347	5,823
Deferred financing, net	945	2,787
Intangible assets, net	143,063	114,873
Interest rate swaps	4,031	3,785
Prepaid expenses and other assets	8,088	1,422
Total assets	$1,425,338	$1,046,897

Liabilities
Revolving credit facility	99,750	212,167
Term loan facility, net	99,202	-
Notes payable, net	173,692	-
Mortgage notes payable, net	203,250	80,806
Intangible liabilities, net	38,569	41,840
Accounts payable and accrued liabilities	19,786	13,784
Total liabilities	634,249	348,597

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
44,787,040 and 36,874,810 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively.	448	369
Additional paid-in capital	740,546	597,164
Retained earnings	7,127	2,679
Cumulative dividends	(83,718)	(42,794)
Accumulated other comprehensive income	3,403	3,038
Total stockholders' equity	667,806	560,456
Non-controlling interest in Operating Partnership	123,283	137,844
Total equity	791,089	698,300
Total liabilities and equity	$1,425,338	$1,046,897

(1)In the fourth quarter of 2017, the Company revised the prior period real estate properties, net and intangible assets, net amounts. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017, for a detailed discussion of the revision.

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Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31, 2017	December 31, 2016(1)	December 31, 2017	December 31, 2016(1)
Revenues
Rental income	$32,402	$24,844	$116,002	$93,364
Tenant reimbursements	3,773	3,631	13,929	10,647
Other income	150	276	742	607
Total revenues	36,325	28,751	130,673	104,618

Operating expenses
Property operating	6,003	6,352	24,907	21,078
Real estate taxes	4,564	2,663	13,730	9,896
Depreciation and amortization	14,782	12,278	54,873	45,883
Acquisition costs	299	459	1,493	1,798
Corporate general and administrative	3,394	3,135	12,900	12,289
Total expenses	29,042	24,887	107,903	90,944
Operating income	7,283	3,864	22,770	13,674

Other expenses
Interest expense, net	(5,445)	(2,210)	(17,071)	(8,177)
Loss on the sale of operating property	(310)	-	(310)	-
Net income	1,528	1,654	5,389	5,497

Non-controlling interest in Operating Partnership	(241)	(354)	(941)	(1,534)
Net income available to Easterly Government
Properties, Inc.	$1,287	$1,300	$4,448	$3,963

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.03	$0.04	$0.11	$0.13
Diluted	$0.03	$0.03	$0.10	$0.12

Weighted-average common shares outstanding:
Basic	44,085,339	35,864,168	39,607,740	30,645,279
Diluted	46,089,594	37,628,572	41,563,540	32,372,538

Net income, per share - fully diluted basis	$0.03	$0.04	$0.11	$0.13

Weighted average common shares outstanding -
fully diluted basis	52,362,459	44,968,730	48,009,544	42,539,017

(1)In the fourth quarter of 2017, the Company revised the prior period depreciation and amortization expense amount. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017, for a detailed discussion of the revision.

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Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31, 2017	December 31, 2016(1)	December 31, 2017	December 31, 2016(1)

Net income	$1,528	$1,654	$5,389	$5,497
Depreciation and amortization	14,782	12,278	54,873	45,883
Acquisition costs	299	459	1,493	1,798
Corporate general and administrative	3,394	3,135	12,900	12,289
Interest expense	5,445	2,210	17,071	8,177
Loss on the sale of operating property	310	-	310	-
Net Operating Income	25,758	19,736	92,036	73,644
Adjustments to Net Operating Income:
Straight-line rent	(1,403)	(110)	(2,779)	(265)
Above-/below-market leases	(2,234)	(1,928)	(8,517)	(7,153)
Cash Net Operating Income	$22,121	$17,698	$80,740	$66,226

(1)In the fourth quarter of 2017, the Company revised the prior period depreciation and amortization expense amount. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017, for a detailed discussion of the revision.

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EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31, 2017	December 31, 2016(1)	December 31, 2017	December 31, 2016(1)
Net income	$1,528	$1,654	$5,389	$5,497
Depreciation and amortization	14,782	12,278	54,873	45,883
Interest expense	5,445	2,210	17,071	8,177
EBITDA	$21,755	$16,142	$77,333	$59,557

Net income	$1,528	$1,654	$5,389	$5,497
Depreciation and amortization	14,782	12,278	54,873	45,883
Loss on the sale of operating property	310	-	310	-
Funds From Operations (FFO)	$16,620	$13,932	$60,572	$51,380
Adjustments to FFO:
Acquisition costs	299	459	1,493	1,798
Straight-line rent and other non-cash adjustments	(1,402)	(91)	(2,778)	(108)
Above-/below-market leases	(2,234)	(1,928)	(8,517)	(7,153)
Non-cash interest expense	312	229	1,096	814
Non-cash compensation	748	741	2,963	2,905
Funds From Operations, as Adjusted	$14,343	$13,342	$54,829	$49,636

FFO, per share - fully diluted basis	$0.32	$0.31	$1.26	$1.21
FFO, as Adjusted, per share - fully diluted basis	$0.27	$0.30	$1.14	$1.17

Funds From Operations, as Adjusted	$14,343	$13,342	$54,829	$49,636
Acquisition costs	(299)	(459)	(1,493)	(1,798)
Principal amortization	(756)	(726)	(2,977)	(2,857)
Maintenance capital expenditures	(773)	(369)	(3,450)	(1,150)
Contractual tenant improvements	(355)	(107)	(690)	(138)
Leasing related expenditures	(83)	-	(422)	-
Cash Available for Distribution (CAD)	$12,077	$11,681	$45,797	$43,693

Weighted average common shares outstanding -
fully diluted basis	52,362,459	44,968,730	48,009,544	42,539,017

(1)In the fourth quarter of 2017, the Company revised the prior period depreciation and amortization expense amount. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017, for a detailed discussion of the revision.

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Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	Stated Rate(1)	December 31, 2017 Balance(2)	December 31, 2017 Percent of Total Indebtedness
Unsecured debt
Unsecured revolving credit facility(3)	11-Feb-19(4)	LIBOR + 150bps	$99,750	17.2%
Unsecured term loan facility	29-Sep-23	3.17%(5)	100,000	17.3%
Notes payable - series A	25-May-27	4.05%	95,000	16.4%
Notes payable - series B	25-May-29	4.15%	50,000	8.6%
Notes payable - series C	25-May-32	4.30%	30,000	5.2%
	6.9 years	3.57%	$374,750	64.7%
Total unsecured debt	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
VA - Loma Linda	6-Jul-27	3.59%	127,500	22.0%
ICE - Charleston	15-Jan-27	4.21%	19,804	3.3%
USFS II - Albuquerque	14-Jul-26	4.46%	16,893	2.9%
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	15,700	2.7%
CBP - Savannah	10-Jul-33	3.40%	14,212	2.5%
MEPCOM - Jacksonville	14-Oct-25	4.41%	10,796	1.9%
	9.4 years	3.70%	$204,905	35.3%
Total secured mortgage debt	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	December 31, 2017
Variable rate debt - unhedged	$115,450
Fixed rate debt	464,205
Total debt(2)	$579,655

% Variable rate debt - unhedged	19.9%
% Fixed rate debt	80.1%

Weighted average maturity	7.8 years
Weighted average interest rate	3.6%

(1)Average stated rates represent the weighted average interest rate at December 31, 2017.

(2)Excludes unamortized premiums / discounts and deferred financing fees.

(3)Credit facility has available capacity of $300,250 as of December 31, 2017.

(4)Credit facility has two six-month as-of-right extension options subject to certain conditions and the payment of an extension fee.

(5)Entered into two interest rate swaps with an effective date of March 29, 2017 with an aggregate notional value of $100 million to effectively fix the interest rate at 3.17% annually based on the Company’s current leverage ratio.

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Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt			Weighted Average
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Interest Rate of Scheduled Maturities
2018	3,100	-	-	3,100	0.5%	-
2019	3,229	-	99,750	102,979	17.8%	3.02%
2020	3,395	-	-	3,395	0.6%	-
2021	4,054	-	-	4,054	0.7%	-
2022	5,109	-	-	5,109	0.9%	-
2023	5,388	15,700	100,000	121,088	20.9%	3.13%
2024	5,679	-	-	5,679	1.0%	-
2025	5,633	1,917	-	7,550	1.3%	4.41%
2026	3,686	6,368	-	10,054	1.7%	4.46%
2027	1,093	134,640	95,000	230,733	39.8%	3.82%
2028	983	-	-	983	0.2%	-
2029	1,016	-	50,000	51,016	8.8%	4.15%
2030	1,049	-	-	1,049	0.2%	-
2031	1,082	-	-	1,082	0.2%	-
2032	1,116	-	30,000	31,116	5.3%	4.30%
2033	668	-	-	668	0.1%	-
Total	$46,280	$158,625	$374,750	$579,655	100.0%

Operating Property Overview (As of December 31, 2017, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,041,032	12.2%	$48.96
IRS - Fresno	Fresno, CA	Office	2018	2003	180,481	7,476,056	5.7%	41.42
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,746,595	5.1%	39.79
PTO - Arlington	Arlington, VA	Office	2019 / 2020	2009	189,871	6,527,123	5.0%	34.38
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,132,896	3.9%	34.55
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,613,840	3.5%	41.12
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	4,171,384	3.2%	57.95
VA - South Bend	Mishawaka, IN	Outpatient Clinic	2032	2017	86,363	3,964,091	3.0%	45.90
ICE - Charleston	North Charleston, SC	Office	2021 / 2027	1994 / 2012	86,733	3,770,148	2.9%	43.47
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,492,465	2.7%	28.57
USCIS - Lincoln	Lincoln, NE	Office	2020	2005	137,671	3,294,485	2.5%	23.93
FBI - Birmingham	Birmingham, AL	Office	2020	2005	96,278	3,204,123	2.4%	33.28
AOC - El Centro	El Centro, CA	Courthouse/Office	2019	2004	46,813	3,099,437	2.4%	66.21
OSHA - Sandy	Sandy, UT	Laboratory	2024	2003	75,000	2,972,464	2.3%	39.63
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	2,856,835	2.2%	28.94
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,794,202	2.1%	39.30
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,777,302	2.1%	51.32
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,770,028	2.1%	65.21
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,737,373	2.1%	29.61
FBI - Richmond	Richmond, VA	Office	2021	2001	96,607	2,722,195	2.1%	28.18
AOC - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,667,861	2.0%	29.68
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,419,214	1.8%	48.65
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,210,363	1.7%	21.68
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,183,870	1.7%	72.80
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,118,784	1.6%	60.54
FBI - Albany	Albany, NY	Office	2018	1998	98,184	2,099,733	1.6%	21.39
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	2,077,243	1.6%	52.05
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,068,524	1.6%	17.89
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,777,432	1.4%	24.75
ICE - Otay	San Diego, CA	Office	2022 / 2026	2001	52,881	1,752,325	1.3%	35.43

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Operating Property Overview (Cont.) (As of December 31, 2017, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,751,754	1.3%	27.91
DEA - North Highlands	Sacramento, CA	Office	2017	2002	37,975	1,718,174	1.3%	45.24
CBP - Chula Vista	Chula Vista, CA	Office	2018	1998	59,397	1,710,248	1.3%	28.79
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,597,758	1.2%	48.42
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,574,367	1.2%	26.44
DEA - Birmingham	Birmingham, AL	Office	2020	2005	35,616	1,530,595	1.2%	42.97
DEA - Otay	San Diego, CA	Office	2018	1997	32,560	1,482,682	1.1%	45.54
AOC - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,465,665	1.1%	31.20
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,340,361	1.0%	41.92
DEA - Riverside	Riverside, CA	Office	2017	1997	34,354	1,300,282	1.0%	37.85
AOC - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	821,425	0.6%	27.27
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	534,011	0.4%	33.17
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	487,202	0.4%	42.04
SSA - San Diego	San Diego, CA	Office	2032	2003	10,856	350,123	0.3%	34.81
Subtotal					3,494,699	$130,204,070	99.2%	$37.30

Privately Leased Properties
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Distribution	2023	2014	105,641	544,405	0.4%	5.15
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Manufacturing	2028	2013	70,078	527,804	0.4%	7.53
Subtotal					175,719	$1,072,209	0.8%	$6.10

Total / Weighted Average					3,670,418	$131,276,279	100.0%	$35.81

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Tenants (As of December 31, 2017, unaudited)

Tenant	Number of Properties	Number of Leases	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Bureau of Investigation ("FBI")	7	7	5.8	823,368	22.5%	$26,729,745	20.5%
Department of Veteran Affairs ("VA")	2	2	17.6	413,977	11.3%	20,005,123	15.2%
Drug Enforcement Administration ("DEA")	11	11	4.9	432,142	11.8%	19,089,596	14.5%
Administrative Office of the U.S. Courts ("AOC")	4	4	5.9	213,791	5.8%	8,054,388	6.1%
Immigration and Customs Enforcement ("ICE")	3	3	7.9	182,522	5.0%	7,670,424	5.8%
Internal Revenue Service ("IRS")	1	1	0.9	180,481	4.9%	7,476,056	5.7%
Patent and Trademark Office ("PTO")	1	2	1.3	189,871	5.2%	6,527,124	5.0%
U.S. Forest Service ("USFS")	2	2	6.1	191,175	5.2%	5,594,208	4.3%
Customs and Border Protection ("CBP")	3	3	7.2	127,397	3.5%	5,426,790	4.1%
Environmental Protection Agency ("EPA")	1	1	5.2	71,979	2.0%	4,171,384	3.2%
Department of Transportation ("DOT")	1	2	6.3	129,659	3.5%	3,738,353	2.8%
U.S. Citizenship and Immigration Services ("USCIS")	1	1	2.7	137,671	3.8%	3,294,485	2.5%
Occupational Safety and Health Administration ("OSHA")	1	1	6.1	75,000	2.0%	2,972,464	2.3%
Military Entrance Processing Command ("MEPCOM")	1	1	7.7	30,000	0.8%	2,183,870	1.7%
Department of Energy ("DOE")	1	1	11.9	115,650	3.2%	2,068,524	1.6%
National Park Service ("NPS")	1	1	6.5	62,772	1.7%	1,751,754	1.3%
U.S. Coast Guard ("USCG")	1	1	10.0	59,547	1.6%	1,574,367	1.2%
Social Security Administration ("SSA")	2	2	8.5	21,649	0.6%	837,325	0.6%
Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)(2)	0	0	3.0	8,680	0.2%	373,022	0.3%
U.S. Department of Agriculture ("USDA")	0	1	8.0	1,538	0.0%	54,999	0.0%
Subtotal	44	47	7.0	3,468,869	94.6%	$129,594,001	98.7%

Private Tenants
We Are Sharing Hope SC(3)	0	1	3.8	21,609	0.6%	$610,069	0.5%
United Technologies (Pratt & Whitney)	1	1	6.0	105,641	2.9%	544,405	0.4%
Lummus Corporation	1	1	10.6	70,078	1.9%	527,804	0.4%
Subtotal	2	3	7.4	197,328	5.4%	$1,682,278	1.3%

Total / Weighted Average	46	50	7.0	3,666,197	100.0%	$131,276,279	100.0%

(1)Weighted based on leased square feet.

(2)ATF occupies the first floor of the DEA – Birmingham building in a joint lease with the DEA.

(3)LifePoint, Inc. changed its legal name to We Are Sharing Hope SC.

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Lease Expirations (As of December 31, 2017, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Footage Expiring	Percentage of Total Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2017	2	72,329	2.0%	$3,018,456	2.3%	$41.73
2018	5	370,622	10.1%	12,768,719	9.7%	34.45
2019	2	215,281	5.9%	8,859,359	6.7%	41.15
2020	7	356,677	9.7%	12,060,909	9.2%	33.81
2021	7	582,782	15.9%	17,609,542	13.4%	30.22
2022	2	47,919	1.3%	1,697,326	1.3%	35.42
2023	2	177,620	4.8%	4,715,789	3.6%	26.55
2024	6	501,978	13.7%	17,575,627	13.4%	35.01
2025	3	108,955	3.0%	4,989,896	3.8%	45.80
2026	2	100,258	2.7%	2,911,834	2.2%	29.04
2027	4	225,890	6.2%	8,350,072	6.4%	36.97
Thereafter	8	905,886	24.7%	36,718,750	28.0%	40.53
Total / Weighted Average	50	3,666,197	100.0%	$131,276,279	100.0%	$35.81

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